UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2007

eSpeed, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 610-2200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 7, 2007, eSpeed, Inc. (the “Registrant”) issued a press release announcing its preliminary operating results for the third quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached to this Current Report on Form 8-K are being furnished under Item 2.02 of Form 8-K. The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

In the press release, the Registrant uses non-GAAP financial measures of revenues, income before income tax provision, net income and earnings per share to supplement its consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP, and to better reflect its quarter-over-quarter and comparative second quarter operating performance. The Registrant also provides a computation of free cash flows. These non-GAAP financial measures do not replace the presentation of eSpeed’s GAAP financial results but are provided to improve overall understanding of the Registrant's current financial performance and its prospects for the future. Specifically, the Registrant’s Management believes that the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to its financial condition and results from operations. In addition, management uses these measures for reviewing the Registrant's financial results and evaluating its financial performance. The Registrant considers “non-GAAP net operating income” to be after tax income generated from the Registrant’s continuing operations excluding certain non-recurring or non-core items such as, but not limited to, asset impairments, litigation judgments, costs or settlements, restructuring charges, costs related to potential acquisitions, charitable contributions, insurance proceeds, business partner securities, gains or losses on investments and similar events. The amortization of patent costs and associated licensing fees (including those made in settlement of litigation) from such patents are generally treated as operating items. Material judgments or settlement amounts paid or received and impairments to all or a portion of such assets are generally treated as non-operating items. Management does not provide guidance of GAAP net income because certain items identified as excluded from non-GAAP net operating income are difficult to forecast.

ITEM 8.01. OTHER EVENTS

On November 6, 2007 the Company filed a preliminary proxy statement, and intends to file a definitive proxy statement and related materials with the U.S. Securities Exchange Commission for the meeting of stockholders to vote on the proposed Merger.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	eSpeed, Inc. press release dated November 7, 2007

Important Information

In connection with the proposed Merger, the Company filed a preliminary proxy statement on November 6, 2007, and intends to file a definitive proxy statement and related materials with the U.S. Securities and Exchange Commission (the “SEC”) for the meeting of stockholders to vote on the proposed Merger. BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, HOLDERS OF THE COMPANY’S COMMON STOCK ARE URGED TO READ THEM CAREFULLY, IF AND WHEN THEY BECOME AVAILABLE. The preliminary proxy statement and related materials are, and the definitive proxy statement, when it becomes available, will be available for free (along with any other documents and reports filed by the Company with the SEC) at the SEC’s website, www.sec.gov, and at the Company’s website, www.espeed.com.

Participant Information

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. Certain information regarding the participants and their interests in the solicitation are set forth in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2006, which was filed with the SEC on August 23, 2007, and is set forth in the preliminary proxy statement filed with the SEC on November 6, 2007, and will be set forth in its definitive proxy statement when it becomes available for the Company’s meeting of stockholders to vote on the proposed Merger. Stockholders may obtain additional information regarding the proposed Merger by reading the preliminary proxy statement and the definitive proxy statement and the related materials relating to the proposed Merger when they become available.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

eSpeed, Inc.

Date: November 7, 2007	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman, President and Chief Executive Officer

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